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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) . . . . . . . March 4, 1997



                         TENNESSEE GAS PIPELINE COMPANY
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             (Exact name of registrant as specified in its charter)


           Delaware                   1-4101                    74-1056569

(State or other jurisdiction      (Commission File            (I.R.S. Employer
      of incorporation)               Number)               Identification No.)


El Paso Energy Building, 1001 Louisiana, Houston, Texas           77002

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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:   (713)  757-2131


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Item  5.  Other Events.
          -------------

          On March 4, 1997, Tennessee Gas Pipeline Company (the "Company") entered into an Underwriting Agreement with Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Co. providing for the sale of
          (i) $300,000,000 aggregate principal amount of the Company's 7 1/2% Debentures Due 2017 (the "20-year Debentures"), (ii) $300,000,000 aggregate principal amount of the Company's 7% Debentures Due 2027 (the "30-year Debentures"), and (iii) $300,000,000 aggregate principal amount of the Company's 7 5/8% Debentures Due 2037 (the "40-year Debentures"). The 20-year Debentures, the 30-year Debentures and the 40-year Debentures (collectively, the "Debentures") are a portion of the debt securities previously registered by the Company under Registration No. 333-20199 for offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act").

          The Debentures are to be issued and sold under the terms of an Indenture dated as of March 4, 1997, to be entered into by the Company and The Chase Manhattan Bank, as Trustee, as supplemented by three supplemental indentures to be entered into by the Company and The Chase Manhattan Bank, as Trustee, which will set forth the terms and forms of the Debentures.

Item  7.  Financial Statements and Exhibits.
          ----------------------------------

1 Underwriting Agreement, dated March 4, 1997, between the Company, Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Co. providing for the sale of (i) $300,000,000 aggregate principal amount of the Company's 7 1/2% Debentures Due 2017, (ii) $300,000,000 aggregate principal amount of the Company's 7% Debentures Due 2027, and
          (iii) $300,000,000 aggregate principal amount of the Company's
          7 5/8% Debentures Due 2037.



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4(a)    Form of Indenture dated as of March 4, 1997, from the Company to The
        Chase Manhattan Bank, as Trustee.

4(b) Form of First Supplemental Indenture from the Company to The Chase Manhattan Bank, as Trustee, providing for the issuance of 7 1/2% Debentures Due 2017, and supplementing the Indenture dated as of March 4, 1997 from the Company to such Trustee, providing for the issuance of debt securities.

4(c) Form of Second Supplemental Indenture from the Company to The Chase Manhattan Bank, as Trustee, providing for the issuance of 7% Debentures Due 2027, and supplementing the Indenture dated as of March 4, 1997 from the Company to such Trustee, providing for the issuance of debt securities.

4(d) Form of Third Supplemental Indenture from the Company to The Chase Manhattan Bank, as Trustee, providing for the issuance of 7 5/8% Debentures Due 2037, and supplementing the Indenture dated as of March 4, 1997 from the Company to such Trustee, providing for the issuance of debt securities.


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                                   SIGNATURE
                                   ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNESSEE GAS PIPELINE COMPANY




                                              By         H. BRENT AUSTIN
                                                -------------------------------
                                                         H. Brent Austin
                                                       Senior Vice President


Date:   March 12, 1997




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                               INDEX TO EXHIBITS


EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------

    1 Underwriting Agreement, dated March 4, 1997, between the Company, Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Co. providing for the sale of (i) $300,000,000 aggregate principal amount of the Company's 7 1/2% Debentures Due 2017, (ii) $300,000,000 aggregate principal amount of the Company's 7% Debentures Due 2027, and (iii) $300,000,000 aggregate principal amount of the Company's 7 5/8% Debentures Due 2037.

    4(a) Form of Indenture dated as of March 4, 1997, from the Company to The Chase Manhattan Bank, as Trustee.

    4(b) Form of First Supplemental Indenture from the Company to The Chase Manhattan Bank, as Trustee, providing for the issuance of 7 1/2% Debentures Due 2017, and supplementing the Indenture dated as of March 4, 1997 from the Company to such Trustee, providing for the issuance of debt securities.

    4(c) Form of Second Supplemental Indenture from the Company to The Chase Manhattan Bank, as Trustee, providing for the issuance of 7% Debentures Due 2027, and supplementing the Indenture dated as of March 4, 1997 from the Company to such Trustee, providing for the issuance of debt securities.

    4(d) Form of Third Supplemental Indenture from the Company to The Chase Manhattan Bank, as Trustee, providing for the issuance of 7 5/8% Debentures Due 2037, and supplementing the Indenture dated as of March 4, 1997 from the Company to such Trustee, providing for the issuance of debt securities.